UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

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Clean Coal Technologies, Inc.
(Name of Registrant as Specified in Charter)

                                    n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEAN COAL TECHNOLOGIES, INC.
295 Madison Avenue (12th Floor)
New York, NY 10017

August 26, 2016

To Our Stockholders:

You are cordially invited to join the 2016 Annual Meeting of Stockholders of Clean Coal Technologies, Inc.(the “Annual Meeting”) to be held at the Marriott Hotel, 243 Tresser Blvd, Stamford, CT 06901, on October 05, 2016 at 10:00 a.m., Eastern Time. For directions to attend the meeting and vote in person, please visit our proxy website at https://www.proxyvote.com or call 1800-690-6903

The attached Notice of Annual Meeting and Proxy Statement describe the matters proposed by the Board of Directors to be considered and voted upon by our stockholders at the Annual Meeting.

For the Annual Meeting, we are taking advantage of the Securities and Exchange Commission’s Notice and Access proxy rule, which allows companies to furnish proxy materials via the internet as an alternative to the traditional approach of mailing a printed set to each stockholder. We believe this approach provides you, as our stockholders, the proxy materials you need while reducing printing and postage costs associated with delivery and reducing the environmental impact of the Annual Meeting. In accordance with these rules, we have sent a Notice of Internet Availability to our stockholders who have not previously elected to receive a printed set of proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy statement and annual report, as well as how to vote online, by telephone, or in person at the Annual Meeting.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Annual Meeting.

PLEASE VOTE YOUR SHARES ONLINE OR, IF YOU REQUESTED AND RECEIVED A PRINTED SET OF PROXY MATERIALS BY MAIL, BY RETURNING THE ACCOMPANYING PROXY CARD. FURTHER INSTRUCTIONS ON HOW TO VOTE YOUR SHARES CAN BE FOUND IN OUR PROXY STATEMENT.

Thank you for your support of our company.

/s/Robin Eves
Robin Eves, President and Chief Executive Officer
New York, New York
DATED:  August 26, 2016

CLEAN COAL TECHNOLOGIES, INC.
295 Madison Avenue (12th Floor)
New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 05, 2016

TO THE STOCKHOLDERS OF CLEAN COAL TECHNOLOGIES, INC.:

The 2016 Annual Meeting of the Stockholders (the “Annual Meeting”) of Clean Coal Technologies, Inc. (the “Company,” “we,” “us” or “our”) will be held at the Marriott Hotel, 243 Tresser Blvd, Stamford, CT 06901,on Wednesday, October 05, 2016 at 10:00 am, Eastern Time, to:

1. Elect five directors to serve until the 2017 Annual Meeting of Stockholders

2. Advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);

3. Advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency);

4. Ratify the selection of MaloneBailey, LLP as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2016; and

5. Approve an increase in authorized ordinary shares from 150,000,000 to 500,000,000 common shares

6. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

For the Annual Meeting, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we are providing access to these materials via the Internet. Accordingly, on August 29, 2016, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of August 05, 2016, and posted our proxy materials on the website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request all future proxy materials in printed form or electronically.

YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND IN PERSON AND WISH TO HAVE YOUR SHARES VOTED, PLEASE VOTE AS SOON AS POSSIBLE, WHETHER ONLINE, BY TELEPHONE OR BY RETURNING A PROXY CARD SENT TO YOU IN RESPONSE TO YOUR REQUEST FOR PRINTED PROXY MATERIALS.

CLEAN COAL TECHNOLOGIES, INC.
BY ORDER OF THE BOARD OF DIRECTORS

/s/Robin Eves
Robin Eves, President and Chief Executive Officer
New York, New York
DATED:  August 26, 2016

CLEAN COAL TECHNOLOGIES, INC.
295 Madison Avenue (12th Floor)
New York, NY 10017

PROXY STATEMENT

This proxy statement is furnished to stockholders of Clean Coal Technologies, Inc. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the 2016 Annual Meeting of the Stockholders (the “Annual Meeting”) to be held at the Marriott Hotel, 243 Tresser Blvd, Stamford, CT 06901,on Wednesday, October 05, 2016, at 10:00 am, Eastern Time.  The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect five directors to serve until the 2017 Annual Meeting of Stockholders;

2. Advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);

3. Advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency);

4. Ratify the selection of MaloneBailey, LLP as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2016; and

5. Approve an increase in authorized ordinary shares from 150,000,000 to 500,000,000 shares

6. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting.  If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $40,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

Only stockholders of record at the close of business on August 05, 2016 (the “Record Date”), are entitled to vote at the Annual Meeting. Each stockholder has the right to one vote for each share of the Company’s common stock owned.  Cumulative voting is not provided for.

Management encourages all stockholders to attend the Annual Meeting in person.  All holders of the Company’s common stock (whether or not they expect to attend the Annual Meeting) are requested to complete, sign, date and promptly return the proxy form enclosed with this Notice.  Holders of more than 50% of the Company’s 78,653,914 issued and outstanding shares of common stock must be represented at the Annual Meeting to constitute a quorum for conducting business.

For the Annual Meeting, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we are providing access to these materials via the internet. Accordingly, on August 26, 2016, we began mailing the Notice of Internet Availability of Proxy Materials to all stockholders of record as of the Record Date, and posted our proxy materials on the website as described in the Notice of Internet Availability of Proxy Materials. As explained in greater detail in the Notice of Internet Availability of Proxy Materials, all stockholders may access our proxy materials on our website or may request a printed set of our proxy materials. In addition, the Notice of Internet Availability of Proxy Materials and website provide information on how to request to receive all future proxy materials in printed form or electronically.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You are receiving these proxy materials because you owned shares of common stock of our company, Clean Coal Technologies, Inc. (the “Company”), at the close of business on August 05, 2016 (the “Record Date”), and, therefore, are eligible to vote at the Company’s 2016 annual meeting of stockholders (the “Annual Meeting”). Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

Why did I receive the one-page Notice of Internet Availability of Proxy Materials?

Since we are providing proxy materials to you primarily via the Internet, instead of mailing printed copies to each owner of our common stock, you received a one-page Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was mailed to stockholders on or about August 26, 2016. The Notice directs you to a website where you can view our proxy materials, including the proxy statement and our annual report, and cast your vote. If you would like to obtain a paper copy of the proxy materials, including our annual report, please follow the instructions on the Notice of Internet Availability of Proxy Materials.

On what matters will I be voting?

At the Annual Meeting, our stockholders will be asked to (1) elect five directors to serve until the 2017 Annual Meeting of Stockholders, (2) advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), (3) advise us as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-on-Pay Frequency) and (4) to ratify the appointment of MaloneBailey, LLP, an independent registered public accounting firm, as our independent auditor for the fiscal year ending December 31, 2016 and (5) vote to increase the authorized common shares from 150,000,000 to 500,000,000 shares

The Board does not know of any matters to be presented at the Annual Meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Where and when will the meeting be held?

The Annual Meeting will be held at the Marriott Hotel, 243 Tresser Blvd, Stamford, CT 06901,on Wednesday, October 05, 2016, at 10:00 am, Eastern Time.

How can I obtain directions to the meeting?

For directions to the location of the Annual Meeting, please visit our proxy website at https://www.proxyvote.com call 1800-690-6903.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote at the Annual Meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares at the Annual Meeting as you have instructed.

How many votes may I cast?

Each holder of common stock is entitled to one vote, in person or by proxy, for each share of our common stock held of record on the Record Date.

How many votes can be cast by all stockholders?

We have one class of common stock. As of the Record Date, we had 78,653,914 shares of common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the meeting?

Our bylaws provide that a majority (>50%) of the total number of shares of common stock outstanding constitutes a quorum and must be present to conduct business at a meeting of our stockholders.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Worldwide Stock Transfer Company, you are considered, with respect to those shares, the “stockholder of record.” The Notice of Internet Availability of Proxy Materials has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or company appointed designee. As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions which are included with this proxy, if applicable.

Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

If you hold shares in street name and you do not provide voting instructions to your broker, bank, or nominee, your shares will not be voted on any proposal for which your broker does not have discretionary authority to vote (a “broker non-vote”). Brokers generally have discretionary authority to vote shares held in street name on “routine” matters but not on “non-routine” matters. Proposal No. 4, to ratify the appointment of the independent auditor is considered a “routine” matter. Proposal No. 1, the election of nominees to the Board, Proposal No. 2, the advisory vote on compensation of our named executive officers, Proposal No. 3, the advisory vote on frequency of voting on the compensation of our named executive officers and Proposal No.5, to increase the number of authorized common shares from 150,000,000 to 500,000,000 are “non-routine” matters.

If you do not vote the shares held in your name, your shares will not be voted. However, the Company may vote your shares if you have returned a blank or incomplete proxy card (see “What happens if I return a proxy card without instructions?” below regarding record holders).

What vote is required to approve each item?

Proposal 1: Election of Directors
The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Advisory Vote on Compensation of Our Named Executive Officers
The advisory vote on the compensation of our named executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for named executive officers.

Proposal 3: Advisory Vote on Frequency of Voting on Compensation of Our Named Executive Officers
The frequency (one year, two years or three years) that receives the highest number of votes cast by the stockholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the stockholders. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. Abstentions and broker non-votes will have no effect on the results of this vote. While the results of this advisory vote are non-binding, the Board values the opinions of our stockholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation.

Proposal 4: Ratify the Appointment of MaloneBailey, LLP as Our Independent Public Accountant for the Fiscal Year Ending December 31, 2016
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent accountant. However, if our stockholders do not ratify the appointment of MaloneBailey, LLP as our independent public accountant for the fiscal year ending December 31, 2016, the Board may reconsider its appointment.

Proposal 5: Increase the authorized Ordinary shares to 500,000,000	The affirmative vote of a majority of votes cast for this proposal is required to ensure that the company has adequate shares to facilitate a transaction with the current investor that will require 70% of the company shares. In exchange for this the investor has agreed, subject to successful due diligence, to acquire Black Dimaond Financial Groups existing investment, advance $6 million dollars to the company and commits to building commercial units through the company.

With respect to any matter that is properly brought before the meeting, the inspector of elections will treat abstentions as unvoted.

How do I vote?

You may vote using any of the following methods:

Internet, Telephone or Mail:

You may vote your shares by internet, telephone, or return mail by following the instructions on the Notice of Internet Availability of Proxy Materials, or by requesting a full set of printed materials at no charge including a proxy card.

In person at the Annual Meeting:

You may vote in person at the Annual Meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf. You may also execute a proper proxy designating that person. If you are a street holder of shares, you must obtain a proxy from your broker, bank, or nominee naming you as the proxy holder and present it to the inspector of elections with your ballot when you vote at the Annual Meeting.

Once I deliver my proxy, can I revoke or change my vote?

Yes. You may revoke or change your proxy at any time before it is voted by giving a written revocation notice to our corporate secretary, by delivering a proxy with a later date, or by voting in person at the meeting.

Who pays for soliciting proxies?

We are paying for all costs of soliciting proxies. Our directors, officers, and employees may request the return of proxies by mail, telephone, Internet, telefax, telegram, or personal interview. We are also requesting that banks, brokerage houses, and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their expenses.

Could other matters be considered and voted upon at the Annual Meeting?

Our Board does not expect to bring any other matter before the Annual Meeting and is not aware of any other matter that may be considered at the Annual Meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies as the Board may recommend.

What happens if the meeting is postponed or adjourned?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy at any time until it is voted.

How can I contact the Company to request materials or information referred to in these Questions and Answers?

By mail addressed to: Clean Coal Technologies, Inc., 295 Madison Avenue (12th Floor), New York, NY 10017, Attn: Chairman of the Board. By telephone, (646) 727-4847 or by email, info@cleancoaltechnologiesinc.com.

PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age, position, and year first elected of each director and executive officer of the Company:

Name	Age	Position	Held Since
Robin T. Eves	65	CEO, President, Director	August 2010
Aiden Neary	44	COO, CFO, Director	November, 2013
Edward Jennings	78	Chairman of the Board	September 2007
Scott Younger	74	Director	November 2013
Thomas Shreve	64	Director	February 2016

The following persons have been nominated for election as directors of the Company:

Robin T. Eves	Aiden Neary
Edward Jennings Thomas Shreve	Scott Younger

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2017 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Robin Eves has been our Chief Executive Officer, President and a member of the Board of Directors since August 2010. Prior to his appointment with the Company, from February 2009 through August 2010, he served as the CEO of Atlantic Energy Group Ltd., a global energy company developing a major storage and pipeline initiative in South Carolina and the build-out of a global trading business in London, Singapore and the rest of Asia. From the period March 2005 to January 2009 he worked with Oil Trade and Transport LLC, working closely with Sempra Energy Trading. He was responsible for business development in Russia, India and the Middle East. Also during the period, from March 2003 to February 2005, Mr. Eves served as Managing Director and global head of crude and refined products for United Bank of Switzerland From October 2002 to February 2003, Mr. Eves acted as a consultant for Barclays Capital in London, hired to do an extensive due diligence on the Russian/former Soviet Union markets in preparation for Barclays’ possible re-entry into those markets. From February 1990 to September 2002, Mr. Eves served as Managing Director for Synergy International SA/Magna Oil and Gas LLC/CCL Oil, where he was responsible for all trading and structured transactions. Prior to that time, from 1987 to 1990, Mr. Eves served as Vice-President and global head of products trading, and from 1976 to 1987, worked in various positions with Cargill.
We believe that Mr. Eves’ qualifications to serve on the Board of Directors include his extensive background in all aspects of the global energy business, including experience in crude and refined products for power production, including gas and coal, as well as related emissions controls.
Dr. Edward Jennings is currently the Chairman of the Board for the Company. He was previously President Emeritus and Professor of Finance at Ohio State University. For the past five years, Dr. Jennings has managed his own investments and acted as a private business consultant to non-related interests. Dr. Jennings was engaged in several university leadership assignments including President, Ohio State University, 1981-1990; President, University of Wyoming, 1979-1981; and Vice President of Finance and University Studies, University of Iowa, 1976-1979. He has had faculty assignments at the University of Iowa, University of Dar Es Salaam, and the University of Hawaii. Dr. Jennings has been widely published in major academic journals and is the co-author of a basic investment textbook now in its fourth printing. He has traveled extensively in the Far East, Europe, and Africa on various trade missions, and assisted in the development of academic ties with numerous international universities. Education: University of North Carolina, BS in Industrial Management; Case Western Reserve University, MBA in Finance; University of Michigan, Ph.D. in Finance.
We believe that Mr. Jennings’s qualifications to serve on the Board of Directors include his extensive business investment experience.

Dr. Scott Younger was appointed to the Board of Directors in November 2013.  Dr. Younger is a recognized leader in infrastructure development across Asia, having held a range of senior academic, consulting and business development roles in Hong Kong, Thailand and Indonesia over the past 35 years.  He has served as project manager and consultant in many World Bank and ADB funded road and water sector programs, with projects in 10 Asian countries. He was Team Leader for the UK and World Bank funded, award winning Master's Degree program in Highway and Transport Engineering at the Institute of Technology Bandung, 1986-93.  He currently serves as a Director of PT Nusantara Infrastructure Tbk, a public listed company, investing in infrastructure in Indonesia and for whom he chairs their joint venture (Louis Dreyfus Int’l) port operation in Lampung; and as Commissioner for the East Bali Poverty Project, a model in sustainable development. In 2003 he was awarded the OBE for services to civil engineering and British business interests in Indonesia. Dr. Younger is also President Commissioner of Glendale Partners, a leading infrastructure, natural resources, renewable energy and consulting firm based in Jakarta, Indonesia, and Chairman of the EuroCham Working Group on Infrastructure, and Senior Vice-Chairman of the International Business Chamber, with a particular remit to report on infrastructure. He is a current member of the Eurocham Board and  former Member of the Board of the British Chamber of Commerce (1996-2004 and 2010-2012), and responsible for preparing annual reports for government infrastructure. He is also a director of Prime Pacific Coal and Prime Pacific Gold (Singapore). Dr. Younger holds degrees in Engineering from Glasgow, UC Berkeley and Hong Kong.

We believe that Dr. Younger’s qualifications to serve on the Board of Directors include his over 35 years of professional experience working throughout Asia, including work as academic, consulting and business development as well as his engineering background.

Aiden Neary was appointed as Chief Financial Officer of the Company on November 26, 2013 and Chief Operating Officer in July 2015. In January 2016 Mr Neary was appointed to the Board of Directors. Since October 2010, Mr. Neary has been exploring opportunities across the investment banking landscape and has also pursued private interests including charitable work.  From February 2010 to October 2010, he served as Managing Director and Chief of Staff for Global Equity at UBS in Stamford, Connecticut. From November 2006 to February 2010, Mr. Neary was Executive Director and Chief of Staff for Global Equity at UBS. From June 2003 to November 2006, he served as Executive Director and COO for the Global Commodity Business at UBS. Prior to that position, from February 2002 to June 2003, he was Director and Business Manager for Global Government Bond and Derivative business at UBS in London, and from August 2000 to February 2002, as Associate Director and Business Manager for Global Government Bond and Derivative Business at UBS in London. Prior to joining UBS, from January 2000 to July 2000, Mr. Neary was Manager and Head of Product Control for Fixed Income Derivatives at Schroders Investment Bank in London. From January 1995 to January 2000, he was Manager and Head of Product Control for Government Bonds and Derivatives at ING Barings.  Mr. Neary earned a degree in Accounting and Law from Kingston University in London (1990 – 1993), and is a Chartered Management Accountant since 1998.

We believe that Mr Nearys qualifications to serve on the Board of Directors include his over 15 years of professional experience working in Investment Banking and his over two years of working with Clean Coal Technologies Inc.

Mr. Thomas W. Shreve was appointed to the Board of Directors in November, 2015. Mr Shreve moved from California to Indonesia in 1991 to serve as country representative for New York-based law firm Milbank, Tweed, Hadley & McCloy, and over the succeeding 24 years has been a leading transaction execution specialist and business executive in Indonesia. Tom has managed some of the more significant transactions recently undertaken by Indonesian companies, including the permanent acquisition financing and subsequent sale of Berau Coal Energy, and the acquisition of Inter Milan Football Club by a group of Indonesian businessmen. He served as an officer of Berau Coal Energy and as a non-executive director of Inter Milan Football Club. As a lawyer in Jakarta affiliated with Milbank in the early 1990s, Mr. Shreve advised the issuers in the first New York Stock Exchange listing by a private sector Indonesian company, as well as the first U.S. public bond issue by a private sector Indonesian company. As an investment banker, he advised the Indonesian Government in the sale of distressed assets in the aftermath of the Asian Financial Crisis of 1997-98. He served as Chief Executive Officer of Recapital Investment Group from 2009-14 and of Acuatico Pte. Ltd., a water infrastructure company, in 2014-15. A member of the California Bar, Mr. Shreve earned his J.D. degree at Northwestern University School of Law in Chicago.

We believe that Mr Shreves qualifications to serve on the Board of Directors include his strong legal and business connections across Asia and in particular in Indonesia where he currently resides.

Board Committees

At this filing date, we do not have an audit committee, compensation committee or nominating committee. Our full Board currently performs the duties and responsibilities of such committees. Due to the size of the Company and due to the small number of directors that we had for 2016, we believed it was appropriate for the full Board to handle the responsibilities of these committees.

Audit Committee Financial Expert

We do not have an audit committee financial expert because we do not currently have adequate resources to appoint such an individual to our Board.

Code of Conduct

On February 11, 2013, the board of directors approved a code of business conduct and ethics, filed as an exhibit to the Company’s Current Report on Form 8-K on February 14, 2013.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has risk oversight responsibility for the Company and administers this responsibility directly. The Board of Directors oversees our risk management process through regular discussions of our risks with senior management both during and outside of regularly scheduled Board of Directors meetings. In addition, the Board of Directors administers our risk management process with respect to risks relating to our accounting and financial controls.

Our Board of Directors has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size of our company, no such formal policy is necessary at this time. The current Chairman of the Board, Edward Jennings, is an independent director and has served as Chairman since 2007.

Director Independence

Our Board is not subject to any independence requirements. However, our Board has reviewed the independence of its directors under the requirements set forth by the NASDAQ Stock Market. Messrs. Eves and Neary are officers of the Company and therefore not deemed independent directors.  Dr. Jennings and Dr. Younger and Mr Shreve are deemed to be independent directors.

Meetings of our Board of Directors

Our Board of Directors held 5 meetings during the fiscal year ended December 31, 2015 (including meetings conducted by telephone conferencing).  No director attended less than 75% of all board meetings during the fiscal year ended December 31, 2015. All current Board members and all nominees for election to the Board of Directors are encouraged to attend our annual meetings of stockholders, either in person or by teleconference.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Board in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Board does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are then chosen by the full Board. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors or with a specific director may send a letter to our corporate secretary at Clean Coal Technologies, Inc., 295 Madison Avenue (12th Floor), New York, NY 10017, and should be marked to the attention of the appropriate director or directors.  Our secretary will circulate the communications (other than commercial solicitations) to the appropriate director or directors.  Communications marked “Confidential” will be forwarded unopened.

Directors’ Compensation

In fiscal 2015, Dr. Younger received an annual compensation as a director of $25,000. This balance has not been paid and is accrued on our balance sheet, Dr Younger will receive an additional annual compensation in 2016 of $25,000 which will be accrued until funds are available to pay him. Mr Thomas Shreve received the same annual compensation of $25,000 which is also being accrued until funds are available to pay him.

All of our present non-employee directors, have other employment or sources of income and will routinely devote only such time to the Company necessary to maintain its viability. It is estimated that each non-employee director will devote at least 2 days per month to the Company’s corporate activities.

 Stock Ownership Requirements

The Board of Directors has encouraged its members to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, the Board of Directors has not established stock ownership guidelines for members of the Board of Directors or the executive officers.

DIRECTOR COMPENSATION

The following table sets forth, for the current year, the dollar value of all cash and non-cash compensation for the Company’s directors.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robin Eves	2015	-	-	-	-	-	-	-
Aiden Neary	2015	-	-	-	-	-	-	-
Ed Jennings	2015	-	-	-	-	-	-	-
David Younger	2015	25,000	-	-	-	-	-	-
Thomas Shreve	2015	-	-	-	-	-	-	-

(1) Mr. Younger’s compensation is accrued and not yet paid

Vote Required

The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of directors.

Board Recommendation

The Board of Directors recommends a vote “FOR” all of the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the nominees named above.  Broker non-votes and abstentions will not be counted in the election of directors. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to the compensation of our executive officers listed in the Summary Compensation Table in the “Executive Compensation” section of this proxy statement (referred to herein as the “NEOs”) for fiscal year 2015, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. This vote is commonly known as a “Say-on-Pay” advisory vote.

We believe that our compensation programs and policies for the fiscal year ended December 31, 2015 were an effective incentive for the achievement of the Company’s developmental goals, aligned with stockholders’ interests and worthy of continued stockholder support. Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting FOR the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers for fiscal year 2017 listed in the Summary Compensation Table in the ‘Executive Compensation’ section of the proxy statement, as disclosed pursuant to Item 402 of Regulation S-K.”

Vote Required

Approval of this proposal requires that votes cast in favor of the proposal exceed the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, our Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for NEOs.

Board Recommendation

The Board recommends that the stockholders vote for the approval of the compensation of the NEOs, as stated in the above non-binding resolutions.  It is intended that in the absence of contrary specifications, proxies will be voted for the approval of the compensation of the NEOs.  Broker non-votes and abstentions will not be counted in the advisory vote for the approval of the compensation of the NEOs.

PROPOSAL NO. 3

 ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE
ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to holding a Say-on-Pay advisory vote, we are seeking an advisory, non-binding vote regarding the frequency of future advisory Say-on-Pay votes in accordance with the SEC’s proxy rules, known as a “Say-on-Pay Frequency” advisory vote.

Stockholders will be able to vote that we hold this Say-on-Pay advisory vote every year, two years, or three years, or stockholders may abstain from voting on this proposal. Last year, stockholders requested that this advisory vote be taken each year.

After due consideration, the Board has decided to recommend that the Say-on-Pay advisory vote on executive compensation occur every year.

The Board’s decision was based further on the premise that this recommendation could be modified in future years if it becomes apparent that a vote once every year is not meaningful or a less frequent vote is recommended by best corporate governance practices.

Vote Required

The frequency (one year, two years or three years) that receives the highest number of votes cast by the stockholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the stockholders. Because your vote is advisory, the results will not be binding upon the Company. Although not binding, the Board values the opinions of our stockholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation.

Board Recommendation

The Board recommends that stockholders vote for the option of “ONE YEAR” as the preference for the frequency of holding future advisory votes on the compensation of our named executive officers.  It is intended that in the absence of contrary specifications, proxies will be voted for the approval of ONE YEAR for the frequency of advisory votes on the compensation of the Company’s named executive officers.  Broker non-votes and abstentions will not be counted in the advisory vote on the frequency of approval of the compensation of the NEOs.

PROPOSAL NO. 4

RATIFY THE SELECTION OF MALONEBAILEY, LLP AS
THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected MaloneBailey, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016.  To the knowledge of the Company, at no time has MaloneBailey, LLP had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of MaloneBailey, LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

Fees Paid to Auditors

Audit and Non-Audit Fees

	December 31,
	2015	2014
Audit Fees(1)	$86,000	$80,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$86,000	$80,000

(1)   The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.

Board Recommendation

The Board of Directors recommends a vote “FOR” the ratification of the selection of MaloneBailey, LLP as the Company’s independent auditor for the fiscal year ending December 30, 2016. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of MaloneBailey, LLP. Broker non-votes and abstentions will not be counted in the ratification vote.

PROPOSAL NO.5

ADVISORY VOTE ON INCREASING THE AUTHORIZED COMMON
SHARE CAPITAL FROM 150,000,000 TO 500,000,000 COMMON SHARES

The company is seeking approval from the majority of shareholders to increase the authorized common share capital of the company from 150,000,000 common shares to 500,000,000 common shares. This increase is to enable the execution of an investor transaction which will enable the company to move towards commercialization of its technology.

Vote Required

    Agreement to increase the number of authorized common shares from 150,000,000 to 500,000,000 common shares by approval of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting

Board Recommendation

The Board of Directors recommends a vote “FOR” the increase in authorized common shares from 150,000,000 to 500,000,000. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of the increase in authorized share capital to 500,000,000. Broker non-votes and abstentions will not be counted in the ratification vote.

EXECUTIVE OFFICERS

The following sets forth certain information regarding our named executive officers:

Name	Age	Position	Held Since
Robin T. Eves	65	CEO, President, Director	August 2010
Aiden Neary	44	COO, CFO, Director	November, 2013

Robin Eves – see information provided above under Proposal No. 1.

Aiden Neary - see information provided above under Proposal No. 1.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

At this time, we do not have a compensation committee or a fully developed compensation policy. We have only two executive officers, our CEO and president, our Chief Operations Officer / Chief Financial Officer. Their employment agreements were negotiated by the board of directors with the terms based on the board’s assessment of their qualifications and requirements.

We anticipate establishing a compensation committee sometime in the next 12 months. The following Compensation Discussion and Analysis describes prospectively the expected duties, responsibilities and role of our future Compensation Committee as well as the material elements of our planned compensation for our future executive officers. The information below provides the description of compensation policies that we intend to make applicable to executive officers and other highly compensated individuals under employment and/or consulting arrangements in the future.

Planned Objectives of Our Compensation Program

The primary objective of our compensation program, including our executive compensation program, will be to maintain a compensation program that will fairly compensate our executives and employees, attract and retain qualified executives and employees who are able to contribute to our long term success, encourage performance consistent with clearly defined corporate goals and align our executives’ long term interests with those of our stockholders. To that end, our future compensation practices will be intended to:

1. Tie total compensation to the Company’s performance and individual performance in achieving financial and non-financial objectives; and

2. Align senior management’s interests with stockholders’ interests through long term equity incentive compensation.

Expected Role of the Compensation Committee

The Compensation Committee, once formed, will determine the compensation of our Chief Executive Officer and, in consultation with the Chief Executive Officer, and our other executive officers. In addition, the Compensation Committee will be responsible for adopting, reviewing and administering our compensation policies and programs, including any cash bonus incentive plan or equity incentive plan that we may adopt. We anticipate that our Compensation Committee will adhere to a compensation philosophy that (i) seeks to attract and retain qualified executives who will add to the long term success of the Company, (ii) promotes the achievement of operational and strategic objectives, and (iii) compensates executives commensurate with each executive’s level of performance, level of responsibility and overall contribution to the success of the Company.

In determining the compensation of our Chief Executive Officer and our other executive officers, the Compensation Committee expects to consider the financial condition and operational performance of the Company during the prior year. In determining the compensation for executive officers other than the Chief Executive Officer, the Compensation Committee plans to consider the recommendations of the Chief Executive Officer.

The Compensation Committee will review the compensation practices of other companies, based in part on market survey data and other statistical data relating to executive compensation obtained through industry publications and other sources. The Compensation Committee does not intend to benchmark the Company’s compensation program directly with other publicly traded companies or other companies with which we may compete for potential executives since some of these competitors are privately held companies for which executive compensation information may not be available. However, the Compensation Committee intends to compare our executive compensation program as a whole with the programs of other companies for which survey data is available, and will also compare the pay of individual executives if the jobs are sufficiently similar to make the comparison meaningful. The Compensation Committee plans to use such survey data primarily to ensure that our executive compensation program as a whole will be competitive.

Components of Future Executive Compensation

We anticipate that our future executive employment agreements will provide that employees will be compensated by salary and bonus, with bonuses potentially including cash and equity components. The specific elements of the future compensation program are not determined but will most likely include base salary, an annual cash performance bonus and long term equity incentives. Our compensation program will be designed to provide our executives with incentives to achieve our short and long term performance goals and to pay competitive base salaries. Each executive officer’s current and prior compensation will be considered in setting future compensation.

In addition, we expect employment agreements with our executive officers to provide for other benefits, including potential payments upon termination of employment. Once established, the compensation committee will consider all of the above components in determining the exact makeup of the total executive compensation package as well as the factors to be applied in establishing each component.

Perquisites and Other Benefits

At this time, we do not expect to provide perquisites or personal benefits to future executive officers, other than the payment of health insurance premiums and payment of life insurance premiums.

Employment Agreements

We signed two year employment agreements effective July 1, 2015, with Robin Eves, as Chief Executive Officer and President, and Aiden Neary as Chief Operating Officer.  Mr. Eves will receive an annual salary of $495,000. Mr. Neary will receive an annual salary of $375,000. Each officer was granted a signing bonus of 750,000 shares of the Company’s restricted common stock upon execution of the agreements. In addition, each officer was granted an award of 750,000 shares after the first year of the contract on July 1, 2016.

The above employment agreements include provisions for participation in employee benefit programs if the Company adopts such programs during the term of the agreements. The agreements also include certain anti-takeover provisions that would require payment of annual salary as well as immediate vesting of all equity compensation if an entity acquiring the Company did not offer comparable positions to each officer.

Neither Mr. Eves, nor Mr. Neary is compensated for their contributions to the Board of Directors.

We have not entered into employment agreements with any other officers, directors, or any other persons but may do so during the current fiscal year as we expand operations.

Other Key Employees and Consultants

We have no other employment agreements in place.

Employee Benefits

When we have adequate financing, we intend to offer employee health insurance benefits coverage to provide our workforce with a reasonable level of financial support in the event of illness or injury. It is our intention to offer health insurance benefits to all full time employees, including executive officers.

Accounting Matters

We have adopted the provisions of ACS 718 Compensation – Stock Compensation which requires the fair value of options to be recorded as compensation cost in the consolidated financial statements. Options in our compensation packages result in additional compensation costs being recognized.

Stock Ownership Requirements

The Board of Directors has encouraged its members to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, the Board of Directors has not established stock ownership guidelines for members of the Board of Directors or the executive officers.

The Company has not adopted any other bonus, profit sharing, or deferred compensation plan.

The following table sets forth, for the last two years, the dollar value of all cash and non-cash compensation earned by the Company’s named executive officers.

SUMMARY COMPENSATION TABLE

Officers Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robin Eves, Pres and CEO (1)	2015	495,000	250,000			-	745,000
	2014	395,000	250,000	264,747		-	859,747

Aiden Neary, CFO (1)	2015	375,000	250,000				625,000
	2014	250,000	50,000	333,000	-	-	407,258

(1) In July 2015 Mr Eves and Mr Neary signed a two year employment contract where 750,000 common shares were awared upon signing the agreement and an additional 750,000 shares were awarded on July 1, 2016 on the one year anniversary of the contract.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

           The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2015, to each of the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	MarketValue ofShares orUnits ofStock ThatHave NotVested ($)
Robin Eves	285,714		$1.05	8/1/2020	555	5555

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robin Eves	2015	-	-	-	-	-	-	-
Aiden Neary	2015	-	-	-	-	-	-	-
Ed Jennings	2015		-	-	-	-	-
Scott Younger(1)	2015	25,000	-	-	-	-	-	25,000
Thomas Shreve(2)	2015	-

(1)	Mr. Younger’s directors fees have been accrued
(2)	Mr Shreve directors fees of $25,000 will be accrued in 2016

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information, as of August 05, 2016, with respect to each person known by the Company to own beneficially more than 5% of the 78,653,914 shares of our issued and outstanding common stock, as well as the beneficial ownership of each director and officer and all directors and officers as a group. We are not aware of any present arrangements that could result in a change of control of the Company.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Except as otherwise indicated, addresses are c/o Clean Coal Technologies, Inc., 295 Madison Avenue (12th Floor) New York, NY 10017

Officers and Directors	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Robin Eves, President, CEO, Director	11,030,821	14.1%
Aiden Neary, COO, Director	11,238,909	14.3%
Thomas Shreve, Director	100,000	.00%
Ignacio Ponce DeLeon (retired Director)	7,191,990	9.1%
Edward Jennings, Director	82,793	.00%
Scott Younger, Director	372,858	.00%
All directors and officers as a group (6 persons)	30,017,371	38.1%

(1) The Company has no documentation that would indicate that any of the shares listed above are pledged as security. Mr. Eves’ beneficial ownership number includes options for the purchase of 285,714 shares of common stock at $1.05 per share (adjusted for the reverse). Mr Eves does not have the right to acquire any additional shares within 60 days through the exercise of options, warrants, rights, conversion privileges or otherwise.

FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ended December 31, 2015. Such report once filed, is available to stockholders, without charge, upon written request addressed to the Company at the Company’s executive offices, or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on January 31, 2017, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation, as amended, and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our Directors, executive officers and 10% stockholders, which we refer to as reporting persons, to file with the SEC initial reports of ownership and changes in ownership of our common stock.  Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on our review of the copies of such reports received, we believe that all required reports for our fiscal year ended December 31, 2015 have been filed.

RELATED PARTY TRANSACTIONS

We have not adopted a formal policy for review of potential related party transactions. At this time, the Board reviews and approves all transactions, considering any related party interactions in light of known circumstances to determine whether or not such transactions are consistent with our best interests, in the good faith exercise of the Board’s discretion.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by mail to295 Madison Avenue (12th Floor) New York, NY 10017 or phone by calling 646-727-4847. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing our common stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the Annual Meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

CLEAN COAL TECHNOLOGIES, INC.
BY ORDER OF THE BOARD OF DIRECTORS

/s/Robin Eves
Robin Eves, President and Chief Executive Officer
New York, New York
August 26, 2016

YOUR VOTE IS IMPORTANT.  PLEASE VOTE YOUR SHARES ONLINE OR, IF YOU REQUESTED AND RECEIVED A PRINTED SET OF PROXY MATERIALS BY MAIL, BY RETURNING THE ACCOMPANYING PROXY CARD IN THE POSTAGE PAID ENVELOPE

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on October 05, 2016

CLEAN COAL TECHNOLOGIES, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: August 05, 2016 Date: October 05, 2016 Time: 10:00 AM EDT Location: Marriott Hotel 243 Tresser Blvd Stamford, CT 06901

CLEAN COAL TECHNOLOGIES, INC. ATTN: Aiden Neary 295 Madison Avenue (12th Floor) New York, NY 10017
You are receiving this communication because you hold
shares in the above named company.

This is not a ballot.  You cannot use this notice to vote
these  shares.  This  communication  presents  only  an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request
a paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

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marked by the arrow   XXXX XXXX XXXX                                                                                 available and follow the instructions.

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Voting items
The Board of Directors recommends you vote
FOR the following:

1.  Election of Directors

Nominees
01 Robin T. Eves	02 Aiden Neary	03 Edward Jennings	04 Scott Younger
05 Thomas Shreve

The Board of Directors recommends you vote FOR the following proposal:

2.  Advisory Vote as to whether you approve the compensation of our named executive officers (Say-On-Pay).

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.  Advisory vote as to whether you prefer a vote to advise us on the compensation of our named executive officers every year, every two years or every three years (Say-On-Pay Frequency).

The Board of Directors recommends you vote FOR the following proposal:

4.  Ratify the selection of MaloneBailey, LLP as the company's independent auditor for the company's fiscal year ending December 31, 2016.

The Board of Directors recommends you vote FOR the following proposal:

5. Increase the authorized common shares in the company from 150,000,000 to 500,000,000 common shares

NOTE: Transact such other business as may properly come before the annual meeting or any adjournment thereof.